[LOGO OF EATON VANCE(R) MANAGED INVESTMENTS]

[PHOTO OF ADDING MACHINE]

ANNUAL REPORT DECEMBER 31, 2002

[PHOTO OF NYSE FLAG]

EATON VANCE SMALL-CAP GROWTH FUND


FORMERLY EATON VANCE
SMALL COMPANY GROWTH FUND


[PHOTO OF FLOOR STOCK EXCHANGE]

                      IMPORTANT NOTICE REGARDING DELIVERY
                            OF SHAREHOLDER DOCUMENTS


The Securities and Exchange Commission (SEC) permits mutual funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.


EATON VANCE, OR YOUR FINANCIAL ADVISER, MAY HOUSEHOLD THE MAILING OF YOUR DOCUMENTS INDEFINITELY UNLESS YOU INSTRUCT EATON VANCE, OR YOUR FINANCIAL ADVISER, OTHERWISE.


If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.


Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

EATON VANCE SMALL-CAP GROWTH FUND AS OF DECEMBER 31, 2002

LETTER TO SHAREHOLDERS

[PHOTO OF THOMAS E. FRAUST JR.]
Thomas E. Faust Jr.
President

Eaton Vance Small-Cap Growth Fund Class A shares had a total return of -33.92% for the year ended December 31, 2002. That return was the result of a decrease in net asset value per share (NAV) from $14.18 on December 31, 2001, to $9.37 on December 31, 2002.(1)

Class B shares had a total return of -22.00% for the period since inception, May 7, 2002, through December 31, 2002. That return was the result of a decrease in NAV from $10.00 on May 7, 2002, to $7.80 on December 31, 2002.(1)

Class C shares had a total return of -24.10% for the period since inception, May 3, 2002, through December 31, 2002. That return was the result of a decrease in NAV from $10.00 on May 3, 2002, to $7.59 on December 31, 2002.(1)


AN UNCERTAIN ECONOMIC RECOVERY MIXED WITH POOR STOCK MARKET PERFORMANCE ...

A multitude of factors contributed to the dismal performance of the U.S. equity markets in 2002, including geopolitical uncertainties, negative investor sentiment and fears of a double-dip recession. The third quarter of 2002 marked the worst quarterly broad market decline, as measured by the S&P 500 Index,(2) since the fourth quarter of 1987. Every major domestic benchmark experienced negative returns, with none of the S&P 500 sectors or industry groups registering gains during this period. Volatility and the pace of sector rotation remained at high levels. In the fourth quarter, however, the market staged a rally, suggesting that investors are starting to anticipate a stronger economic recovery.


IN UNPREDICTABLE MARKETS, A DIVERSIFIED PORTFOLIO
IS MORE IMPORTANT THAN EVER...

The high level of volatility in equity markets recently underscores the importance of diversifying across asset classes and, within equities, among investment styles and market capitalizations. We believe that a diversified investment philosophy can help manage risk, and that exposure to small-cap growth stocks is an important part of a broadly diversified investment portfolio. Finally, we believe that the volatility expected in the markets in the near term should help create conditions in which we can leverage our rigorous fundamental research to identify investments that we believe will serve investors well over the longer term.

In the following pages, Portfolio Manager Jack Smiley discusses the past year and provides his insights on the market in the year ahead.




                                            Sincerely,
                                            /s/Thomas E. Faust Jr.

                                            Thomas E. Faust Jr.
                                            President
                                            February 5, 2003


FUND INFORMATION
as of December 31, 2002


PERFORMANCE(3)                       CLASS A                    CLASS B                   CLASS C
Average Annual Total Returns (at net asset value)

One Year                              -33.92%                      N.A                       N.A.
Five Years                              4.41                       N.A.                      N.A.
Life of Fund+                           6.75                     -22.00%                   -24.10%

SEC Average Annual Total Returns (including sales charge or applicable CDSC)

One Year                              -37.74%                      N.A.                      N.A.
Five Years                              3.18                       N.A.                      N.A.
Life of Fund+                           5.70                     -25.90%                   -24.86%

+Inception dates: Class A: 1/2/97; Class B: 5/7/02; Class C: 5/3/02

TEN LARGEST HOLDINGS(4)

Charles River Laboratories International, Inc.                      1.6%
FLIR Systems, Inc.                                                  1.6
Corporate Executive Board Co.                                       1.5
Iron Mountain, Inc.                                                 1.5
McClatchy Co., (The) Class A                                        1.4
Lin TV Corp., Class A                                               1.4
Resources Connection, Inc.                                          1.4
Advance Auto Parts                                                  1.4
Network Associates, Inc.                                            1.4
BearingPoint, Inc.                                                  1.4

(1) These returns do not include the 5.75% maximum sales charge for the Fund's Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B shares and Class C shares.

(2)  It is not possible to invest directly in an Index.

(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; and 1% - 6th year. 1-year SEC return for Class C reflects 1% CDSC.

(4) Ten largest holdings account for 14.6% of the Portfolio's investments, determined by dividing the total market value of the holdings by the total investments of the Portfolio. Because the Fund is actively managed, holdings are subject to change.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.


MUTUAL FUND SHARES ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.

EATON VANCE SMALL-CAP GROWTH FUND AS OF DECEMBER 31, 2002

MANAGEMENT DISCUSSION

[PHOTO OF EDWARD E. (JACK) SMILEY, JR.]
Edward E. (Jack) Smiley, Jr.
Portfolio Manager

AN INTERVIEW WITH EDWARD E. (JACK) SMILEY, JR., PORTFOLIO MANAGER OF SMALL-CAP GROWTH PORTFOLIO

Q: Jack, 2002 was another difficult year for the equity markets. How would you assess the year for the Fund?

A: Certainly we were disappointed by the -33.92% total return (for Class A shares) in the past year. Nevertheless, it's worth noting that the Fund did perform in line with its peer group, the funds in the Lipper Small-Cap Growth Classification,(1) which had an average return of -29.97% for the year ended December 31, 2002, and with the Russell 2000 Growth Index, which had a return of -30.26% during the same period.(1) Meanwhile, the S&P SmallCap 600 Index had a return of -14.63% for the period, due to an underweighting in technology and healthcare.(1)

     The first three quarters of 2002 all registered negative returns, as the stock market followed the economy lower. We had hoped to see the economy start to grow in mid-2002. While some industries did pick up at that point, others did not bottom until the September/ October timeframe, and others still remain sluggish. We think, however, that we may already have seen the weakest quarter for many companies which, while not reporting strong outlooks, have seen no further deterioration in business since summer. The year ended on a positive note, with the fourth quarter experiencing a rally.

Q:   What were the factors that negatively affected the Fund's performance?

A: First, one has to consider the overall market environment. We've been in one of the worst bear markets in the last 30 years. Small-cap stocks often decline more than other growth stocks because they are in their earlier stages of growth. The Fund's performance for last year reflects the very difficult climate for small-cap stocks.

     Second, our holdings in the technology sector - specifically, some software holdings and semiconductor stocks - hurt us in the first six months of the year. Businesses have been reluctant to spend on new technology-related investment and that has hampered the semiconductor sector. Computer sales - which are responsible for 25% of chip sales - grew just 3% in 2002. In April 2002, we reduced the Portfolio's exposure to technology stocks. We pared the Portfolio's semiconductor holdings more than its software holdings because trends suggested that economic weakness could have a more dampening effect on the near-term earnings outlook for the chip companies.

FIVE LARGEST INDUSTRY WEIGHTINGS(2)

Business Services                                         10.6
Information Services                                      5.3%
Retail - Resturants                                       5.3%
Health Services                                           5.2%
Electronics - Instruments                                 4.5%

(1)  It is not possible to invest directly in an Index or Lipper Classification.

(2) Because the Portfolio is actively managed, Five Largest Industry Weightings are subject to change.

Finally, performance was constrained by some biotech investments. The sector witnessed a slowing in revenues at some companies and some high-profile setbacks in the regulatory process. While we view those as temporary hurdles, they dragged the group lower during the year. In April 2002, as we saw the market suffer further declines, we dramatically reduced our biotech holdings.

Investors should remember that, as we work through this bear market, technology stocks historically have offered excellent returns for small-cap growth investors. Although past trends don't necessarily predict the future, we believe that many of our current holdings will show price appreciation once we are in a better economic environment. As this interview is being conducted in January 2003, we have just seen a rally from October 2002 through December 2002. Many depressed sectors have experienced positive returns. That has given us confidence that, once the economic recovery has strengthened, many of these companies will be poised for a rebound when revenues accelerate once again.


Q:   What holdings helped the Fund's performance during the year?


A: As for which sectors had a positive effect, education stocks continued to perform well for us. Private-sector education companies have enjoyed good earnings growth, as people have sought education alternatives to fit today's changing job market. Some of the Portfolio's holdings appreciated more than 50% over the time period. We took profits in some of these positions due to their relative outperformance.

     Retailing was another sector that fared well for the Portfolio. The Portfolio's investments including some specialty retailers, some of which have successfully exploited market niches and avoided the full brunt of the economic downturn. Another area was food retailers and restaurant chains with moderately-priced menus, some of which have done well in a slow economy.

     Oil and gas exploration and production stocks also flourished, as oil prices reached the highest levels in a decade. Finally, regional radio station operators added positive returns to the Portfolio during the year.


Q: This bear market has been especially intense. Has the climate been different than in previous bear markets?


A: By all means, yes. Most bear markets are the result of a recession and a downturn in corporate profits, trends that are fairly routine parts of the economic cycle. This bear market has had to cope with much, much more, especially on the geopolitical front. Throughout 2002, the market had to deal with the war on terrorism, and more recently, with the growing prospect of war in Iraq. For added measure, investors had to digest increasing incidents of corporate malfeasance. In short, the equity markets have had to travel a very difficult road.

     I find it encouraging that, despite all of the political and economic hurdles, many companies are weathering the storm. Unlike previous recessions, the U.S. banking system has remained in excellent condition and many companies have improved their balance sheets due to lower interest rates. We see companies starting to emerge from the weak economy with more earnings visibility. While consumers have held up well, we are now seeing business investment starting to improve slightly. Meanwhile, innovation - a key to productivity growth and new product development - is as vibrant as ever among small companies. I believe that when the political issues are addressed, confidence will be restored and investors and businesses alike will refocus on growing the economy.


Q: Jack, going forward, how are you positioning the Fund in anticipation of what will happen in the markets?


A: We will continue to look for securities of companies believed to have the potential for above-average earnings growth and profit margins within their respective industries. In selecting stocks for investment, we generally consider our traditional measures of overall growth prospects, including operating profit margins, returns on investment, and overall financial condition. The Fund continues to be well-diversified across industries and by the number of names that we own, so that underperformance from any one stock should not have a severe impact on the Fund.

     We think that we'll continue to see a choppy market environment until there is clearer evidence that the economy has bottomed and, more importantly, that an uptick in order rates for most businesses is occurring. One benefit of the declining stock market for the last two years has been a much improved valuation for individual stocks, such that we can buy small-cap growth stocks at P/E multiples similar to the overall market, but with much higher growth rates. We remain convinced that investors should continue to participate in the market, and can benefit from participating in a diversified investment portfolio that includes exposure to small-cap growth stocks.

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
EATON VANCE SMALL-CAP GROWTH FUND CLASS A VS. THE
STANDARD & POOR'S SMALLCAP 600 INDEX*

JANUARY 31, 1997-DECEMBER 31, 2002


                       EATON VANCE SMALL-CAP GROWTH FUND- CLASS A
                                    INCEPTION: 1/2/97

                                   FUND                            FUND             S&P
                                  VALUE AT                      VALUE WITH          600
               DATE                 NAV                        SALES CHARGE        INDEX
              1/31/97             10,000                           10,000          10,000
              2/28/97              9,324                            8,789           9,793
              3/31/97              8,725                            8,226           9,290
              4/30/97              8,745                            8,244           9,404
              5/31/97             10,029                            9,455          10,509
              6/30/97             10,549                            9,945          10,973
              7/31/97             11,088                           10,453          11,663
              8/31/97             11,245                           10,601          11,957
              9/30/97             11,853                           11,174          12,747
             10/31/97             11,412                           10,758          12,197
             11/30/97             11,275                           10,628          12,108
             12/31/97             11,692                           11,022          12,353
              1/31/98             11,573                           10,910          12,112
              2/28/98             12,490                           11,775          13,215
              3/31/98             13,063                           12,314          13,720
              4/30/98             13,289                           12,528          13,801
              5/31/98             12,404                           11,693          13,070
              6/30/98             13,052                           12,304          13,108
              7/31/98             12,318                           11,612          12,106
              8/31/98              9,997                            9,424           9,769
              9/30/98             10,806                           10,187          10,367
             10/31/98             11,389                           10,737          10,849
             11/30/98             12,188                           11,490          11,459
             12/31/98             13,464                           12,693          12,192
              1/31/99             13,724                           12,937          12,039
              2/28/99             12,890                           12,152          10,954
              3/31/99             13,269                           12,509          11,095
              4/30/99             13,713                           12,927          11,828
              5/31/99             14,438                           13,611          12,116
              6/30/99             15,629                           14,733          12,806
              7/31/99             16,300                           15,366          12,693
              8/31/99             16,332                           15,396          12,134
              9/30/99             17,620                           16,610          12,186
             10/31/99             20,553                           19,375          12,155
             11/30/99             22,988                           21,671          12,663
             12/31/99             28,158                           26,545          13,704
              1/31/00             26,877                           25,337          13,279
              2/29/00             32,140                           30,298          15,058
              3/31/00             37,703                           35,542          14,501
              4/30/00             32,239                           30,391          14,252
              5/31/00             30,217                           28,485          13,830
              6/30/00             36,541                           34,447          14,648
              7/31/00             34,160                           32,203          14,288
              8/31/00             36,942                           34,826          15,555
              9/30/00             35,243                           33,224          15,131
             10/31/00             33,084                           31,188          15,226
             11/30/00             26,795                           25,259          13,641
             12/31/00             28,954                           27,295          15,321
              1/31/01             30,131                           28,404          15,978
              2/28/01             24,046                           22,668          15,003
              3/31/01             20,608                           19,428          14,315
              4/30/01             24,526                           23,120          15,406
              5/31/01             24,804                           23,383          15,700
              6/30/01             25,068                           23,631          16,276
              7/31/01             22,621                           21,325          16,004
              8/31/01             21,026                           19,822          15,639
              9/30/01             17,032                           16,056          13,525
             10/31/01             19,199                           18,099          14,246
             11/30/01             20,918                           19,719          15,288
             12/31/01             21,955                           20,697          16,323
              1/31/02             20,841                           19,646          16,465
              2/28/02             19,261                           18,158          16,182
              3/31/02             20,577                           19,398          17,460
              4/30/02             19,339                           18,231          17,953
              5/31/02             18,332                           17,282          17,210
              6/30/02             16,985                           16,012          16,320
              7/31/02             14,709                           13,866          14,015
              8/31/02             14,895                           14,042          14,148
              9/30/02             13,981                           13,180          13,282
             10/31/02             14,461                           13,633          13,708
             11/30/02             15,499                           14,611          14,422
             12/31/02             14,508                           13,677          13,935



PERFORMANCE**                        CLASS A                    CLASS B                   CLASS C
Average Annual Total Returns (at net asset value)

One Year                              -33.92%                      N.A                       N.A.
Five Years                              4.41                       N.A.                      N.A.
Life of Fund+                           6.75                     -22.00%                   -24.10%

SEC Average Annual Total Returns (including sales charge or applicable CDSC)

One Year                              -37.74%                      N.A.                      N.A.
Five Years                              3.18                       N.A.                      N.A.
Life of Fund+                           5.70                     -25.90%                   -24.86%

+Inception dates: Class A: 1/2/97; Class B: 5/7/02; Class C: 5/3/02

* Sources: Thomson Financial; Lipper, Inc.. Investment operations commenced 1/2/97. The chart uses closest month-end after inception.


     The chart compares the Fund's total return with that of the S&P 600 SmallCap Index, an unmanaged index of common stocks of small capitalization companies trading in the U.S. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund and the Index. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index. An investment in the Fund's Class B shares on 5/7/02 at NAV would have been worth $7,800 on December 31, 2002. $7,410, including the Fund's applicable CDSC. An investment in the Fund's Class C shares on 5/3/02 at NAV would have been worth $7,590 on December 31, 2002.


** Returns are historical and are calculated by determining the percentage change in NAV with all distributions reinvested. SEC returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4%
     - 3rd year; 3% - 4th year; 2% - 5th year; and 1% - 6th year. 1-year
     SEC return for Class C reflects 1% CDSC.


     Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.


THE VIEWS EXPRESSED IN THIS REPORT ARE THOSE OF THE PORTFOLIO MANAGER AND ARE CURRENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THESE VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS, AND EATON VANCE DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR AN EATON VANCE FUND ARE BASED ON MANY FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY EATON VANCE FUND.

EATON VANCE SMALL-CAP GROWTH FUND AS OF DECEMBER 31, 2002

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2002
Assets
-----------------------------------------------------
Investment in Small-Cap Growth
   Portfolio, at value
   (identified cost, $10,654,592)         $10,992,483
Receivable for Fund shares sold                83,240
Receivable from the Administrator              75,239
Prepaid expenses                                6,080
-----------------------------------------------------
TOTAL ASSETS                              $11,157,042
-----------------------------------------------------
Liabilities
-----------------------------------------------------
Payable for Fund shares redeemed          $   132,699
Payable to affiliate for distribution
   and service fees                               146
Payable to affiliate for Trustees' fees            51
Accrued expenses                               20,177
-----------------------------------------------------
TOTAL LIABILITIES                         $   153,073
-----------------------------------------------------
NET ASSETS                                $11,003,969
-----------------------------------------------------
Sources of Net Assets
-----------------------------------------------------
Paid-in capital                           $16,265,224
Accumulated net realized loss from
   Portfolio (computed on
   the basis of identified cost)           (5,599,146)
Net unrealized appreciation from
   Portfolio (computed on
   the basis of identified cost)              337,891
-----------------------------------------------------
TOTAL                                     $11,003,969
-----------------------------------------------------
Class A Shares
-----------------------------------------------------
NET ASSETS                                $ 9,426,191
SHARES OUTSTANDING                          1,006,363
NET ASSET VALUE AND REDEMPTION PRICE PER
   SHARE
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $      9.37
MAXIMUM OFFERING PRICE PER SHARE
   (100  DIVIDED BY 94.25 of $9.37)       $      9.94
-----------------------------------------------------
Class B Shares
-----------------------------------------------------
NET ASSETS                                $   459,498
SHARES OUTSTANDING                             58,913
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
   PER SHARE (NOTE 6)
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $      7.80
-----------------------------------------------------
Class C Shares
-----------------------------------------------------
NET ASSETS                                $ 1,118,280
SHARES OUTSTANDING                            147,374
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
   PER SHARE (NOTE 6)
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $      7.59
-----------------------------------------------------

 On sales of $50,000 or more, the offering price of Class A shares is reduced.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
DECEMBER 31, 2002
Investment Income
-----------------------------------------------------
Interest allocated from Portfolio         $    15,168
Dividends allocated from Portfolio (net
   of foreign taxes, $230)                     11,890
Expenses allocated from Portfolio            (120,812)
-----------------------------------------------------
NET INVESTMENT LOSS FROM PORTFOLIO        $   (93,754)
-----------------------------------------------------

Expenses
-----------------------------------------------------
Administration fee                        $    15,772
Trustees' fees and expenses                       254
Distribution and service fees
   Class A                                     24,628
   Class B                                        960
   Class C                                      3,658
Registration fees                              52,198
Transfer and dividend disbursing agent
   fees                                        28,851
Legal and accounting services                  21,399
Printing and postage                           15,933
Custodian fee                                  11,478
Miscellaneous                                   4,849
-----------------------------------------------------
TOTAL EXPENSES                            $   179,980
-----------------------------------------------------
Deduct --
   Waiver and reimbursement of expenses
      by the Administrator                $    91,008
-----------------------------------------------------
TOTAL EXPENSE REDUCTIONS                  $    91,008
-----------------------------------------------------

NET EXPENSES                              $    88,972
-----------------------------------------------------

NET INVESTMENT LOSS                       $  (182,726)
-----------------------------------------------------

Realized and Unrealized Gain (Loss) from Portfolio
-----------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified
      cost basis)                         $(3,601,565)
   Foreign currency transactions                 (125)
-----------------------------------------------------
NET REALIZED LOSS                         $(3,601,690)
-----------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments (identified cost basis)    $  (489,560)
-----------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)                         $  (489,560)
-----------------------------------------------------

NET REALIZED AND UNREALIZED LOSS          $(4,091,250)
-----------------------------------------------------

NET DECREASE IN NET ASSETS FROM
   OPERATIONS                             $(4,273,976)
-----------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE SMALL-CAP GROWTH FUND AS OF DECEMBER 31, 2002

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                       YEAR ENDED         YEAR ENDED
IN NET ASSETS                             DECEMBER 31, 2002  DECEMBER 31, 2001
------------------------------------------------------------------------------
From operations --
   Net investment loss                    $        (182,726) $         (76,484)
   Net realized loss                             (3,601,690)        (1,810,657)
   Net change in unrealized
      appreciation (depreciation)                  (489,560)           785,328
------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM
   OPERATIONS                             $      (4,273,976) $      (1,101,813)
------------------------------------------------------------------------------
Transactions in shares of beneficial interest --
   Proceeds from sale of shares
      Class A                             $       7,522,622  $      10,121,309
      Class B                                       501,082                 --
      Class C                                     1,211,631                 --
   Cost of shares redeemed
      Class A                                    (3,453,972)        (2,137,084)
      Class B                                       (22,354)                --
      Class C                                       (32,111)                --
------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM FUND
   SHARE TRANSACTIONS                     $       5,726,898  $       7,984,225
------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                $       1,452,922  $       6,882,412
------------------------------------------------------------------------------

Net Assets
------------------------------------------------------------------------------
At beginning of year                      $       9,551,047  $       2,668,635
------------------------------------------------------------------------------
AT END OF YEAR                            $      11,003,969  $       9,551,047
------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE SMALL-CAP GROWTH FUND AS OF DECEMBER 31, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                                CLASS A
                                  --------------------------------------------------------------------
                                                        YEAR ENDED DECEMBER 31,
                                  --------------------------------------------------------------------
                                    2002(1)        2001(1)        2000(1)        1999        1998(1)
------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                          $14.180        $18.700        $22.630      $12.440       $10.830
------------------------------------------------------------------------------------------------------

Income (loss) from operations
------------------------------------------------------------------------------------------------------
Net investment income (loss)        $(0.189)       $(0.192)       $(0.303)     $ 0.034       $ 0.028
Net realized and unrealized
   gain (loss)                       (4.621)        (4.328)       1.781(2)      13.149         1.612
------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                       $(4.810)       $(4.520)       $ 1.478      $13.183       $ 1.640
------------------------------------------------------------------------------------------------------

Less distributions
------------------------------------------------------------------------------------------------------
From net investment income          $    --        $    --        $    --      $(0.028)      $(0.030)
From net realized gain                   --             --         (5.408)      (2.965)           --
------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                 $    --        $    --        $(5.408)     $(2.993)      $(0.030)
------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR      $ 9.370        $14.180        $18.700      $22.630       $12.440
------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                      (33.92)%       (24.17)%         2.83%      109.14%        15.16%
------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data+
------------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                         $ 9,426        $ 9,551        $ 2,669      $   738       $   368
Ratios (As a percentage of
   average daily net assets):
   Net expenses(4)                     2.00%          1.70%          1.89%        0.23%         0.13%
   Net expenses after
      custodian fee
      reduction(4)                     2.00%          1.70%          1.70%          --            --
   Net investment income
      (loss)                          (1.74)%        (1.36)%        (1.34)%       0.22%         0.25%
Portfolio Turnover of the
   Portfolio                            225%           117%            89%*         --            --
Portfolio Turnover of the
   Fund(5)                               --             --             93%         149%          122%
------------------------------------------------------------------------------------------------------
+  The operating expenses of the Fund and the Portfolio may reflect a reduction of the investment adviser fee, a waiver and/or reimbursement of expenses by the Administrator and/or an allocation of expenses to the Investment Adviser. Had such actions not been taken, net investment loss per share and the ratios would have been as follows:
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                         2.86%          2.76%          7.24%        7.79%         9.93%
   Expenses after custodian
      fee reduction(4)                 2.86%          2.76%          7.05%        7.56%         9.81%
   Net investment loss                (2.60)%        (2.43)%        (6.69)%      (7.34)%       (9.56)%
Net investment loss per share       $(0.282)       $(0.342)       $(1.510)     $(1.094)      $(1.300)
------------------------------------------------------------------------------------------------------

 (1) Net investment income (loss) per share was computed using average shares outstanding.
 (2) The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.
 (3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
 (4) Includes the Fund's share of the Portfolio's allocated expenses since May 1, 2000.
 (5) Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities.
 * For the period from the start of business, May 1, 2000, to December 31, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE SMALL-CAP GROWTH FUND AS OF DECEMBER 31, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                CLASS B
                                  ------------------------------------
                                  PERIOD ENDED
                                  DECEMBER 31, 2002(1)(2)
----------------------------------------------------------------------
Net asset value -- Beginning
   of period                                    $10.000
----------------------------------------------------------------------

Income (loss) from operations
----------------------------------------------------------------------
Net investment loss                             $(0.134)
Net realized and unrealized
   loss                                          (2.066)
----------------------------------------------------------------------
TOTAL LOSS FROM OPERATIONS                      $(2.200)
----------------------------------------------------------------------

NET ASSET VALUE -- END OF
   PERIOD                                       $ 7.800
----------------------------------------------------------------------

TOTAL RETURN(3)                                  (22.00)%
----------------------------------------------------------------------

Ratios/Supplemental Data+
----------------------------------------------------------------------
Net assets, end of period
   (000's omitted)                              $   459
Ratios (As a percentage of
   average daily net assets):
   Net expenses(4)                                 2.75%(5)
   Net investment loss                            (2.56)%(5)
Portfolio Turnover of the
   Portfolio                                        225%
----------------------------------------------------------------------
+  The operating expenses of the Fund may reflect a waiver and/or reimbursement of expenses by the Administrator. Had such actions not been taken, net investment loss per share and the ratios would have been as follows:
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                                     4.10%(5)
   Net investment loss                            (3.91)%(5)
Net investment loss per share                   $(0.205)
----------------------------------------------------------------------

 (1) Net investment loss per share was computed using average shares outstanding.
 (2) For the period from commencement of offering of Class B shares, May 7, 2002 to December 31, 2002.
 (3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
 (4)  Includes the Fund's share of the Portfolio's allocated expenses.
 (5)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE SMALL-CAP GROWTH FUND AS OF DECEMBER 31, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                CLASS C
                                  ------------------------------------
                                  PERIOD ENDED
                                  DECEMBER 31, 2002(1)(2)
----------------------------------------------------------------------
Net asset value -- Beginning
   of period                                    $10.000
----------------------------------------------------------------------

Income (loss) from operations
----------------------------------------------------------------------
Net investment loss                             $(0.129)
Net realized and unrealized
   loss                                          (2.281)
----------------------------------------------------------------------
TOTAL LOSS FROM OPERATIONS                      $(2.410)
----------------------------------------------------------------------

NET ASSET VALUE -- END OF
   PERIOD                                       $ 7.590
----------------------------------------------------------------------

TOTAL RETURN(3)                                  (24.10)%
----------------------------------------------------------------------

Ratios/Supplemental Data+
----------------------------------------------------------------------
Net assets, end of period
   (000's omitted)                              $ 1,118
Ratios (As a percentage of
   average daily net assets):
   Net expenses(4)                                 2.75%(5)
   Net investment loss                            (2.53)%(5)
Portfolio Turnover of the
   Portfolio                                        225%
----------------------------------------------------------------------
+  The operating expenses of the Fund may reflect a waiver and/or reimbursement of expenses by the Administrator. Had such actions not been taken, net investment loss per share and the ratios would have been as follows:
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                                     4.03%(5)
   Net investment loss                            (3.81)%(5)
Net investment loss per share                   $(0.194)
----------------------------------------------------------------------

 (1) Net investment loss per share was computed using average shares outstanding.
 (2) For the period from commencement of offering of Class C shares, May 3, 2002 to December 31, 2002.
 (3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
 (4)  Includes the Fund's share of the Portfolio's allocated expenses.
 (5)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE SMALL-CAP GROWTH FUND AS OF DECEMBER 31, 2002

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
-------------------------------------------
   Eaton Vance Small-Cap Growth Fund (formerly Eaton Vance Small Company Growth
   Fund) (the Fund), is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund offers three classes of shares: Class A, Class B and Class C shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 6). Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in the Small-Cap Growth Portfolio (formerly Small Company Growth Portfolio) (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (55.6% at December 31, 2002). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

 A Investment Valuation -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

 B Income -- The Fund's net investment income consists of the Fund's pro-rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America.

 C Federal Taxes -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 2002, the Fund, for federal income tax purposes, had a capital loss carryover of $5,182,060 which will reduce the Fund's taxable income arising from future net realized gain on investment transactions, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. The capital loss carryover will expire on December 31, 2009, ($1,641,601) and December 31, 2010, ($3,540,459). At December 31, 2002 net
   capital losses of $78,645 attributable to security transactions incurred after October 31, 2002 are treated as arising on the first day of the Fund's taxable year ending December 31, 2003. At December 31, 2002, the Fund did not have any undistributed ordinary income on a tax basis.

 D Other -- Investment transactions are accounted for on a trade-date basis.

 E Use of Estimates -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2 Distributions to Shareholders
-------------------------------------------
   It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of the net investment income allocated to the Fund by the Portfolio, and at least one distribution annually of all or substantially all of the net realized capital gains allocated to the Fund by the Portfolio, (reduced by any available capital loss carryforwards from prior years) if any. Distributions are paid in the form of additional shares of the Fund or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax

EATON VANCE SMALL-CAP GROWTH FUND AS OF DECEMBER 31, 2002

NOTES TO FINANCIAL STATEMENTS CONT'D

   accounting relating to distributions are reclassified to paid-in capital. These differences primarily relate to net operating losses.

3 Shares of Beneficial Interest
-------------------------------------------
   The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

                                              YEAR ENDED DECEMBER 31,
                                              ------------------------
    CLASS A                                      2002         2001
    ------------------------------------------------------------------
    Sales                                        652,396      691,030
    Redemptions                                 (319,634)    (160,170)
    ------------------------------------------------------------------
    NET INCREASE                                 332,762      530,860
    ------------------------------------------------------------------

                                                                PERIOD ENDED
    CLASS B                                                 DECEMBER 31, 2002(1)
    ------------------------------------------------------------------------------
    Sales                                                                   61,663
    Redemptions                                                            (2,750)
    ------------------------------------------------------------------------------
    NET INCREASE                                                            58,913
    ------------------------------------------------------------------------------

                                                                PERIOD ENDED
    CLASS C                                                 DECEMBER 31, 2002(2)
    ------------------------------------------------------------------------------
    Sales                                                                  151,481
    Redemptions                                                            (4,107)
    ------------------------------------------------------------------------------
    NET INCREASE                                                           147,374
    ------------------------------------------------------------------------------

 (1) For the period from commencement of offering of Class B shares, May 7, 2002 to December 31, 2002.
 (2) For the period from commencement of offering of Class C shares, May 3, 2002 to December 31, 2002.

4 Transactions with Affiliates
-------------------------------------------
   Eaton Vance Management (EVM) earns an administration fee as compensation for providing the Fund with administrative services. The fee is at an annual rate of 0.15% of the Fund's average daily net assets and amounted to $15,772 for the year ended December 31, 2002, all of which was waived. Additionally, EVM voluntarily agreed to reimburse the Fund's operating expenses to the extent that they exceed 2.00% for Class A and 2.75% for Class B and C, after custodian fee credits, of the Fund's average daily net assets. For the year ended December 31, 2002, the reimbursement amounted to $75,236. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Except as to Trustees of the Fund and Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser fee. Effective August 1, 2002, EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of the services. For the year ended December 31, 2002, no significant amounts have been paid. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $19,174 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2002.

   Certain officers and Trustees of the Fund and of the Portfolio are officers of the above organizations.

5 Distribution and Service Plans
-------------------------------------------
   The Fund has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, and a service plan for Class A shares
   (Class A Plan) (collectively, the Plans). The Class B and Class C Plans require the Fund to pay EVD amounts equal to 1/365 of 0.75% of the Fund's average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and amounts theretofore paid to EVD by each respective class. The Fund paid or accrued $720 and $2,744 for Class B and Class C shares, respectively, to or payable to EVD for the year ended December 31, 2002, representing 0.75% of the average daily net assets for Class B and Class C shares. At December 31, 2002, the amounts of Uncovered Distribution Charges of EVD calculated under the Plans were approximately $14,000 and $64,000 for Class B and Class C shares, respectively.

EATON VANCE SMALL-CAP GROWTH FUND AS OF DECEMBER 31, 2002

NOTES TO FINANCIAL STATEMENTS CONT'D

   The Plans authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% of the Fund's average daily net assets attributable to Class A, Class B and Class C shares for each fiscal year. Service fee payments are made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD, and, as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees for the year ended December 31, 2002 amounted to $24,628, $240, and $914 for Class A, Class B, and Class C shares, respectively.

6 Contingent Deferred Sales Charge
-------------------------------------------
   A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. A CDSC of 1% is imposed on any redemption of Class A shares made within 12 months of purchase that were acquired at net asset value if the purchase amount was $1 million or more. Investors who purchase Class A shares in a single fund purchased in a single transaction at net asset value in amounts of $5 million or more will not be subject to any CDSC for such investment or any subsequent investment in the same fund. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. The Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class B shares held for eight years (the"holding period") will automatically convert to the Fund's Class A shares. For purposes of this conversion, all distributions paid on Class B shares which the shareholder elects to reinvest in Class B shares will be considered to be held in a separate sub-account. Upon the conversion of Class B shares not acquired through the reinvestment of distributions, a pro rata portion of the Class B shares held in the sub-account will also convert to Class A shares. This portion will be determined by the ratio that the Class B shares being converted bear to the total of Class B shares (excluding shares acquired through reinvestment) in the account. This conversion feature is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that the conversion is not taxable for federal income tax purposes. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Class B and Class C Distribution Plans (see Note 5). CDSC charges received when no Uncovered Distribution Charges exist will be retained by the Fund. There were no CDSC charges paid by shareholders for Class B shares and Class C shares for the year ended December 31, 2002.

7 Investment Transactions
-------------------------------------------
   Increases and decreases in the Fund's investment in the Portfolio aggregated $9,285,418 and $3,505,323, respectively, for the year ended December 31, 2002.

8 Name Change
-------------------------------------------
   Effective May 1, 2002, Eaton Vance Small Company Growth Fund's name was changed to Eaton Vance Small-Cap Growth Fund.

EATON VANCE SMALL-CAP GROWTH FUND AS OF DECEMBER 31, 2002

INDEPENDENT ACCOUNTANTS' REPORT

TO THE TRUSTEES AND SHAREHOLDERS
OF EATON VANCE SMALL-CAP GROWTH FUND
---------------------------------------------

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Eaton Vance Small-Cap Growth Fund (formerly Eaton Vance Small Company Growth
Fund) (the "Fund") at December 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 14, 2003

SMALL-CAP GROWTH PORTFOLIO AS OF DECEMBER 31, 2002

PORTFOLIO OF INVESTMENTS

COMMON STOCKS -- 94.9%

SECURITY                                  SHARES           VALUE
----------------------------------------------------------------------
Advertising -- 0.6%
----------------------------------------------------------------------
Getty Images, Inc.(1)                             4,000    $   122,200
----------------------------------------------------------------------
                                                           $   122,200
----------------------------------------------------------------------
Auto and Parts -- 1.8%
----------------------------------------------------------------------
Advance Auto Parts, Inc.(1)                       5,600    $   273,840
O'Reilly Automotive, Inc.(1)                      3,300         83,457
----------------------------------------------------------------------
                                                           $   357,297
----------------------------------------------------------------------
Banks -- 1.0%
----------------------------------------------------------------------
Corus Bankshares, Inc.                            4,400    $   192,104
----------------------------------------------------------------------
                                                           $   192,104
----------------------------------------------------------------------
Broadcasting and Radio -- 3.8%
----------------------------------------------------------------------
Cox Radio, Inc., Class A(1)                       4,200    $    95,802
Cumulus Media, Inc., Class A(1)                  12,700        188,341
Entercom Communications Corp.(1)                  3,800        178,296
Lin TV Corp., Class A(1)                         11,500        280,025
----------------------------------------------------------------------
                                                           $   742,464
----------------------------------------------------------------------
Business Services -- 10.6%
----------------------------------------------------------------------
BearingPoint, Inc.(1)                            39,000    $   269,100
Corporate Executive Board Co., (The)(1)           9,500        303,240
Fair, Isaac and Co., Inc.                         6,050        258,335
Hewitt Associates, Inc., Class A(1)               7,400        234,506
Insight Enterprises, Inc.(1)                     12,000         99,720
Iron Mountain, Inc.(1)                            9,100        300,391
Kroll, Inc.(1)                                    4,400         83,952
Resources Connection, Inc.(1)                    12,000        278,520
United Stationers, Inc.(1)                        9,000        259,209
----------------------------------------------------------------------
                                                           $ 2,086,973
----------------------------------------------------------------------
Chemicals -- 0.5%
----------------------------------------------------------------------
Georgia Gulf Corp.                                4,000    $    92,560
----------------------------------------------------------------------
                                                           $    92,560
----------------------------------------------------------------------
Communications Equipment -- 0.4%
----------------------------------------------------------------------
Newport Corp.(1)                                  5,700    $    71,592
----------------------------------------------------------------------
                                                           $    71,592
----------------------------------------------------------------------
SECURITY                                  SHARES           VALUE
----------------------------------------------------------------------
Computer Services -- 1.6%
----------------------------------------------------------------------
Kronos, Inc.(1)                                   3,200    $   118,368
Macrovision Corp.(1)                              6,500        104,260
NetScreen Technologies, Inc.(1)                   6,000        101,040
----------------------------------------------------------------------
                                                           $   323,668
----------------------------------------------------------------------
Computer Software -- 4.3%
----------------------------------------------------------------------
Borland Software Corp.(1)                        10,000    $   123,000
Documentum, Inc.(1)                               9,000        140,940
McDATA Corp., Class A(1)                         18,000        127,800
Mercury Interactive Corp.(1)                      2,700         80,055
National Instruments Corp.(1)                     5,500        178,695
Precise Software Solutions, Ltd.(1)               4,400         72,644
SERENA Software, Inc.(1)                          8,000        126,320
----------------------------------------------------------------------
                                                           $   849,454
----------------------------------------------------------------------
Drugs -- 2.5%
----------------------------------------------------------------------
Andrx Corp.(1)                                    8,500    $   124,695
Pharmaceutical Resources, Inc.(1)                 5,000        149,000
Taro Pharmaceutical Industries, Ltd.(1)           6,000        225,600
----------------------------------------------------------------------
                                                           $   499,295
----------------------------------------------------------------------
Education -- 1.3%
----------------------------------------------------------------------
Career Education Corp.(1)                         5,300    $   212,000
Corinthian Colleges, Inc.(1)                      1,200         45,432
----------------------------------------------------------------------
                                                           $   257,432
----------------------------------------------------------------------
Electronics - Instruments -- 4.5%
----------------------------------------------------------------------
Benchmark Electronics, Inc.(1)                    4,600    $   131,836
Cymer, Inc.(1)                                    7,000        225,750
FLIR Systems, Inc.(1)                             6,300        307,440
Garmin, Ltd.(1)                                   8,000        234,400
----------------------------------------------------------------------
                                                           $   899,426
----------------------------------------------------------------------
Electronics - Semiconductors -- 3.1%
----------------------------------------------------------------------
Cree, Inc.(1)                                     5,600    $    91,560
Exar Corp.(1)                                    10,000        124,000
Integrated Circuit Systems, Inc.(1)               5,000         91,250
Intersil Corp., Class A(1)                        1,500         20,910
Marvell Technology Group, Ltd.(1)                 6,400        120,704
NVIDIA Corp.(1)                                   6,000         69,060

                       SEE NOTES TO FINANCIAL STATEMENTS

SMALL-CAP GROWTH PORTFOLIO AS OF DECEMBER 31, 2002

PORTFOLIO OF INVESTMENTS CONT'D

SECURITY                                  SHARES           VALUE
----------------------------------------------------------------------

Electronics - Semiconductors (continued)
----------------------------------------------------------------------
Silicon Laboratories, Inc.(1)                     5,000    $    95,400
----------------------------------------------------------------------
                                                           $   612,884
----------------------------------------------------------------------
Food - Wholesale/Distribution -- 2.4%
----------------------------------------------------------------------
American Italian Pasta Co., Class A(1)            6,500    $   233,870
Performance Food Group Co.(1)                     7,200        244,505
----------------------------------------------------------------------
                                                           $   478,375
----------------------------------------------------------------------
Health Services -- 5.2%
----------------------------------------------------------------------
Accredo Health, Inc.(1)                           7,600    $   267,900
American Healthways, Inc.(1)                      3,700         64,750
LifePoint Hospitals, Inc.(1)                      8,200        245,434
Odyssey Healthcare, Inc.(1)                       4,500        156,150
Omnicare, Inc.                                    5,800        138,214
Renal Care Group, Inc.(1)                         5,000        158,200
----------------------------------------------------------------------
                                                           $ 1,030,648
----------------------------------------------------------------------
Information Services -- 5.3%
----------------------------------------------------------------------
Acxiom Corp.(1)                                  16,400    $   252,232
Arbitron, Inc.(1)                                 6,000        201,000
BISYS Group, Inc. (The)(1)                        9,000        143,100
CACI International, Inc., Class A(1)              5,500        196,020
Identix, Inc.(1)                                 20,654        106,368
PEC Solutions, Inc.(1)                            5,000        149,500
----------------------------------------------------------------------
                                                           $ 1,048,220
----------------------------------------------------------------------
Internet - Software -- 2.8%
----------------------------------------------------------------------
Check Point Software Technologies,
Ltd.(1)                                          13,000    $   168,610
Network Associates, Inc.(1)                      16,900        271,921
TIBCO Software, Inc.(1)                          18,100        111,858
----------------------------------------------------------------------
                                                           $   552,389
----------------------------------------------------------------------
Internet Services -- 1.6%
----------------------------------------------------------------------
Overture Services, Inc.(1)                        7,600    $   207,556
Websense, Inc.(1)                                 5,200        111,077
----------------------------------------------------------------------
                                                           $   318,633
----------------------------------------------------------------------
Investment Services -- 3.3%
----------------------------------------------------------------------
Boston Private Financial Holdings, Inc.           9,000    $   178,740
Federal Agricultural Mortgage Corp.,
Class C(1)                                        6,000        183,840
SECURITY                                  SHARES           VALUE
----------------------------------------------------------------------

Investment Services (continued)
----------------------------------------------------------------------
Waddell & Reed Financial, Inc., Class A           7,600    $   149,492
WSFS Financial Corp.                              4,000        131,880
----------------------------------------------------------------------
                                                           $   643,952
----------------------------------------------------------------------
Manufacturing -- 1.2%
----------------------------------------------------------------------
Roper Industries, Inc.                            6,500    $   237,900
----------------------------------------------------------------------
                                                           $   237,900
----------------------------------------------------------------------
Medical - Biomed/Genetics -- 3.5%
----------------------------------------------------------------------
Adolor Corp.(1)                                   3,600    $    50,076
Affymetrix, Inc.(1)                               4,600        105,294
Charles River Laboratories
International, Inc.(1)                            8,400        323,232
Neurocrine Biosciences, Inc.(1)                   2,300        105,018
Tanox, Inc.(1)                                    4,800         43,440
XOMA Ltd.(1)                                     16,000         67,680
----------------------------------------------------------------------
                                                           $   694,740
----------------------------------------------------------------------
Medical Products -- 2.2%
----------------------------------------------------------------------
Biosite, Inc.(1)                                  3,000    $   102,060
Respironics, Inc.(1)                              4,000        121,724
Thoratec Corp.(1)                                14,251        108,735
Zoll Medical Corp.(1)                             3,000        107,010
----------------------------------------------------------------------
                                                           $   439,529
----------------------------------------------------------------------
Medical Services -- 1.9%
----------------------------------------------------------------------
Cerner Corp.(1)                                   4,500    $   140,670
Stericycle, Inc.(1)                               7,000        226,653
----------------------------------------------------------------------
                                                           $   367,323
----------------------------------------------------------------------
Oil and Gas - Equipment and Services -- 2.1%
----------------------------------------------------------------------
Hanover Compressor Co.(1)                        16,000    $   146,880
Varco International, Inc.(1)                     15,000        261,000
----------------------------------------------------------------------
                                                           $   407,880
----------------------------------------------------------------------
Oil and Gas - Exploration and Production -- 4.3%
----------------------------------------------------------------------
Clayton Williams Energy, Inc.(1)                  7,800    $    94,692
Hydril Co.(1)                                     4,600        108,422
Newfield Exploration Co.(1)                       4,700        169,435
Noble Energy, Inc.                                5,500        206,525
Quicksilver Resources, Inc.(1)                    4,000         89,720

                       SEE NOTES TO FINANCIAL STATEMENTS

SMALL-CAP GROWTH PORTFOLIO AS OF DECEMBER 31, 2002

PORTFOLIO OF INVESTMENTS CONT'D

SECURITY                                  SHARES           VALUE
----------------------------------------------------------------------

Oil and Gas - Exploration and Production (continued)
----------------------------------------------------------------------
XTO Energy, Inc.                                  7,000    $   172,900
----------------------------------------------------------------------
                                                           $   841,694
----------------------------------------------------------------------
Publishing -- 2.3%
----------------------------------------------------------------------
McClatchy Co., (The), Class A                     5,000    $   283,650
Scholastic Corp.(1)                               4,900        176,155
----------------------------------------------------------------------
                                                           $   459,805
----------------------------------------------------------------------
Retail -- 0.8%
----------------------------------------------------------------------
Hollywood Entertainment Corp.(1)                  8,000    $   120,800
Tractor Supply Co.(1)                             1,000         37,600
----------------------------------------------------------------------
                                                           $   158,400
----------------------------------------------------------------------
Retail - Food and Drug -- 1.9%
----------------------------------------------------------------------
Flowers Foods, Inc.                              11,600    $   226,316
Whole Foods Market, Inc.(1)                       3,000        158,190
----------------------------------------------------------------------
                                                           $   384,506
----------------------------------------------------------------------
Retail - Restaurants -- 5.3%
----------------------------------------------------------------------
Applebee's International, Inc.                    9,100    $   211,038
California Pizza Kitchen, Inc.(1)                 7,000        176,400
Cheesecake Factory, Inc. (The)(1)                 6,800        245,820
Krispy Kreme Doughnuts, Inc.(1)                   5,300        178,981
P.F. Chang's China Bistro, Inc.(1)                2,800        101,640
Sonic Corp.(1)                                    6,550        134,210
----------------------------------------------------------------------
                                                           $ 1,048,089
----------------------------------------------------------------------
Retail - Specialty and Apparel -- 4.5%
----------------------------------------------------------------------
99 Cents Only Stores(1)                           9,700    $   260,542
Abercrombie & Fitch Co., Class A(1)               7,900        161,634
AnnTaylor Stores Corp.(1)                         8,400        171,528
Hot Topic, Inc.(1)                                3,400         77,792
Too, Inc.(1)                                      9,000        211,680
----------------------------------------------------------------------
                                                           $   883,176
----------------------------------------------------------------------
Semiconductor Equipment -- 1.7%
----------------------------------------------------------------------
Brooks-PRI Automation, Inc.(1)                    3,600    $    41,256
Rudolph Technologies, Inc.(1)                     7,000        134,120
SECURITY                                  SHARES           VALUE
----------------------------------------------------------------------

Semiconductor Equipment (continued)
----------------------------------------------------------------------
Varian Semiconductor Equipment
Associates, Inc.(1)                               7,200    $   171,079
----------------------------------------------------------------------
                                                           $   346,455
----------------------------------------------------------------------
Software Services -- 3.8%
----------------------------------------------------------------------
Embarcadero Technologies, Inc.(1)                25,000    $   149,250
FileNET Corp.(1)                                 16,500        201,300
J.D. Edwards & Co.(1)                            14,200        160,176
Manhattan Associates, Inc.(1)                    10,200        241,332
----------------------------------------------------------------------
                                                           $   752,058
----------------------------------------------------------------------
Telecommunications - Services -- 0.5%
----------------------------------------------------------------------
Western Wireless Corp., Class A(1)               20,000    $   106,000
----------------------------------------------------------------------
                                                           $   106,000
----------------------------------------------------------------------
Transportation -- 2.3%
----------------------------------------------------------------------
Knight Transportation, Inc.(1)                    9,600    $   201,600
Swift Transportation Co., Inc.(1)                12,300        246,221
----------------------------------------------------------------------
                                                           $   447,821
----------------------------------------------------------------------
Total Common Stocks
   (identified cost $18,027,220)                           $18,754,942
----------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 8.6%

                                          PRINCIPAL
                                          AMOUNT
SECURITY                                  (000'S OMITTED)  VALUE
----------------------------------------------------------------------
Federal Home Loan Mortgage Corp.
Discount Note, 0.75%, 1/2/03                $     1,693    $ 1,692,965
----------------------------------------------------------------------
Total Short-Term Investments
   (at amortized cost, $1,692,965)                         $ 1,692,965
----------------------------------------------------------------------
Total Investments -- 103.5%
   (identified cost $19,720,185)                           $20,447,907
----------------------------------------------------------------------
Other Assets, Less Liabilities -- (3.5)%                   $  (688,806)
----------------------------------------------------------------------
Net Assets -- 100.0%                                       $19,759,101
----------------------------------------------------------------------

 (1)  Non-income producing security.

                       SEE NOTES TO FINANCIAL STATEMENTS

SMALL-CAP GROWTH PORTFOLIO AS OF DECEMBER 31, 2002

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2002
Assets
-----------------------------------------------------
Investments, at value
   (identified cost, $19,720,185)         $20,447,907
Cash                                              689
Dividends receivable                            1,610
Prepaid expenses                                   29
-----------------------------------------------------
TOTAL ASSETS                              $20,450,235
-----------------------------------------------------
Liabilities
-----------------------------------------------------
Payable for investments purchased         $   684,913
Payable to affiliate for Trustees' fees            51
Accrued expenses                                6,170
-----------------------------------------------------
TOTAL LIABILITIES                         $   691,134
-----------------------------------------------------
NET ASSETS APPLICABLE TO INVESTORS'
   INTEREST IN PORTFOLIO                  $19,759,101
-----------------------------------------------------
Sources of Net Assets
-----------------------------------------------------
Net proceeds from capital contributions
   and withdrawals                        $19,031,379
Net unrealized appreciation (computed on
   the basis of identified cost)              727,722
-----------------------------------------------------
TOTAL                                     $19,759,101
-----------------------------------------------------

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
DECEMBER 31, 2002
Investment Income
-----------------------------------------------------
Interest                                  $    28,195
Dividends (net of foreign taxes, $423)         22,127
-----------------------------------------------------
TOTAL INVESTMENT INCOME                   $    50,322
-----------------------------------------------------

Expenses
-----------------------------------------------------
Investment adviser fee                    $   142,623
Trustees' fees and expenses                       254
Custodian fee                                  59,621
Legal and accounting services                  19,149
Miscellaneous                                   1,931
-----------------------------------------------------
TOTAL EXPENSES                            $   223,578
-----------------------------------------------------

NET INVESTMENT LOSS                       $  (173,256)
-----------------------------------------------------

Realized and Unrealized Gain (Loss)
-----------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified
      cost basis)                         $(6,356,142)
   Foreign currency transactions                 (238)
-----------------------------------------------------
NET REALIZED LOSS                         $(6,356,380)
-----------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments (identified cost basis)    $(1,163,318)
-----------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)                         $(1,163,318)
-----------------------------------------------------

NET REALIZED AND UNREALIZED LOSS          $(7,519,698)
-----------------------------------------------------

NET DECREASE IN NET ASSETS FROM
   OPERATIONS                             $(7,692,954)
-----------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

SMALL-CAP GROWTH PORTFOLIO AS OF DECEMBER 31, 2002

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                       YEAR ENDED         YEAR ENDED
IN NET ASSETS                             DECEMBER 31, 2002  DECEMBER 31, 2001
------------------------------------------------------------------------------
From operations --
   Net investment loss                    $        (173,256) $        (111,687)
   Net realized loss                             (6,356,380)        (4,258,367)
   Net change in unrealized appreciation
      (depreciation)                             (1,163,318)         1,935,749
------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM
   OPERATIONS                             $      (7,692,954) $      (2,434,305)
------------------------------------------------------------------------------
Capital transactions --
   Contributions                          $      16,678,057  $      18,252,466
   Withdrawals                                   (8,284,214)        (3,294,680)
------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM CAPITAL
   TRANSACTIONS                           $       8,393,843  $      14,957,786
------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                $         700,889  $      12,523,481
------------------------------------------------------------------------------

Net Assets
------------------------------------------------------------------------------
At beginning of year                      $      19,058,212  $       6,534,731
------------------------------------------------------------------------------
AT END OF YEAR                            $      19,759,101  $      19,058,212
------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

SMALL-CAP GROWTH PORTFOLIO AS OF DECEMBER 31, 2002

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                                        YEAR ENDED DECEMBER 31,
                                                                 -------------------------------------
                                                                   2002         2001         2000(1)
 -----------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data+
 -----------------------------------------------------------------------------------------------------
 Ratios (As a percentage of average daily net assets):
    Net expenses                                                     1.18%        1.23%         2.22%(2)
    Net expenses after custodian fee reduction                       1.18%        1.23%         2.07%(2)
    Net investment loss                                             (0.91)%      (0.88)%       (1.58)%(2)
 Portfolio Turnover                                                   225%         117%           89%
 -----------------------------------------------------------------------------------------------------

 TOTAL RETURN*                                                     (33.36)%     (23.80)%          --
 -----------------------------------------------------------------------------------------------------
 Net assets, end of year (000's omitted)                         $ 19,759     $ 19,058       $ 6,535
 -----------------------------------------------------------------------------------------------------
 +  The operating expenses of the Portfolio for the period ended December 31, 2000 reflect a reduction of the investment adviser fee, an allocation of expenses to the Investment Adviser, or both. Had such actions not been taken, the ratios would have been as follows:
 Ratios (As a percentage of average daily net assets):
    Expenses                                                                                    2.96%(2)
    Expenses after custodian fee reduction                                                      2.81%(2)
    Net investment loss                                                                        (2.32)%(2)
 -----------------------------------------------------------------------------------------------------

 (1) For the period from the start of business, May 1, 2000, to December 31, 2000.
 (2)  Annualized.
 * Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS

SMALL-CAP GROWTH PORTFOLIO AS OF DECEMBER 31, 2002

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
-------------------------------------------
   Small-Cap Growth Portfolio (formerly Small Company Growth Portfolio) (the Portfolio) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Portfolio, which was organized as a trust under the laws of the State of New York on February 28, 2000, seeks long-term capital appreciation by investing in publicly traded stocks of small companies that are expected to achieve earnings growth over the long-term that substantially exceeds the average of all publicly traded companies in the United States. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At December 31, 2002, the Eaton Vance Small-Cap Growth Fund held an approximate 55.6% interest in the Portfolio and two other investors owned an interest greater than 10% that aggregated 33%. The following is a summary of the significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

 A Investment Valuations -- Securities listed on foreign or U.S. securities exchanges or in the NASDAQ National Market System generally are valued at closing sale prices or, if there were no sales, at the mean between the closing bid and asked prices on the exchange where such securities are principally traded, or on such National Market System. Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest bid and asked prices on the principal market where the security was traded. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

 B Income -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date.

 C Income Taxes -- The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of such income. Since one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates.

 D Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian to the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of total expenses on the Statement of Operations. For the year ended
   December 31, 2002, $18 in credit balances were used to reduce the Portfolio's custodian fee.

 E Other -- Investment transactions are accounted for on a trade date basis.
   Realized gains and losses are computed based on the specific identification of the securities sold.

 F Use of Estimates -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2 Investment Adviser Fee and Other Transactions with Affiliates
-------------------------------------------
   The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. Pursuant to the advisory agreement, BMR receives a monthly fee at the annual rate of 0.75% of the Portfolio's average daily net assets up to $500 million and at reduced rates as daily net assets exceed that level. For the year ended December 31, 2002, the fee was equivalent to 0.75% of the Portfolio's average daily net assets and amounted to $142,623. Except as to the Trustees of the Portfolio who are not members of EVM's or

SMALL-CAP GROWTH PORTFOLIO AS OF DECEMBER 31, 2002

NOTES TO FINANCIAL STATEMENTS CONT'D

   BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Certain officers and Trustees of the Portfolio are officers of the above organizations. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2002, no amounts have been deferred.

3 Investment Transactions
-------------------------------------------
   Purchases and sales of investments, other than short-term obligations, aggregated $47,439,824 and $39,595,310, respectively, for the year ended December 31, 2002.

4 Federal Income Tax Basis of Unrealized Appreciation (Depreciation)
-------------------------------------------
   The cost and unrealized appreciation (depreciation) in value of the investments owned at December 31, 2002, as computed on a federal income tax basis, were as follows:

    AGGREGATE COST                            $ 20,354,706
    ------------------------------------------------------
    Gross unrealized appreciation             $  1,196,985
    Gross unrealized depreciation               (1,103,784)
    ------------------------------------------------------
    NET UNREALIZED APPRECIATION               $     93,201
    ------------------------------------------------------

5 Line of Credit
-------------------------------------------
   The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 2002.

6 Name Change
-------------------------------------------
   Effective May 1, 2002, the Small Company Growth Portfolio's name was changed to Small-Cap Growth Portfolio.

SMALL-CAP GROWTH PORTFOLIO AS OF DECEMBER 31, 2002

INDEPENDENT ACCOUNTANTS' REPORT

TO THE TRUSTEES AND INVESTORS
OF SMALL-CAP GROWTH PORTFOLIO
---------------------------------------------

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the supplementary data present fairly, in all material respects, the financial position of Small-Cap Growth Portfolio (formerly Small Company Growth Portfolio) (the "Portfolio") at December 31, 2002, and the results of its operations, the changes in its net assets and the supplementary data for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 14, 2003

EATON VANCE SMALL-CAP GROWTH FUND AS OF DECEMBER 31, 2002

MANAGEMENT AND ORGANIZATION

FUND MANAGEMENT. The Trustees of the Eaton Vance Special Investment Trust (the Trust) and Small-Cap Growth Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The business address of each Trustee and officer is the Eaton Vance Building, 255 State Street, Boston, Massachusetts, 02109. As used below, "EVC" means Eaton Vance Corporation, "EV" means Eaton Vance, Inc., "EVM" means Eaton Vance Management, "BMR" means Boston Management and Research and "EVD" means Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVM.

INTERESTED TRUSTEE(S)

                        POSITION(S)                                                 NUMBER OF PORTFOLIOS
                         WITH THE                                                     IN FUND COMPLEX
      NAME AND           TRUST AND     TERM OF OFFICE AND  PRINCIPAL OCCUPATION(S)      OVERSEEN BY
   DATE OF BIRTH       THE PORTFOLIO   LENGTH OF SERVICE   DURING PAST FIVE YEARS        TRUSTEE(1)       OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------------------
Jessica M.                Trustee       Trustee of the     President and Chief              185                    None
Bibliowicz 11/28/59                    Trust since 1998;   Executive Officer of
                                       of the Portfolio    National Financial
                                          since 2000       Partners (financial
                                                           services company)
                                                           (since April 1999).
                                                           President and Chief
                                                           Operating Officer of
                                                           John A. Levin & Co.
                                                           (registered investment
                                                           advisor) (July 1997 to
                                                           April 1999) and a
                                                           Director of Baker,
                                                           Fentress & Company,
                                                           which owns John A.
                                                           Levin & Co. (July 1997
                                                           to April 1999).
                                                           Ms. Bibliowicz is an
                                                           interested person
                                                           because of her
                                                           affiliation with a
                                                           brokerage firm.
James B. Hawkes           Trustee       Trustee of the     Chairman, President and          190              Director of EVC
11/9/41                                Trust since 1989;   Chief Executive Officer
                                       of the Portfolio    of EVC, EV, EVM and
                                          since 2000       BMR; Director of EV;
                                                           Vice President and
                                                           Director of EVD.
                                                           Trustee and/or officer
                                                           of 190 registered
                                                           investment companies in
                                                           the EVM Fund Complex.
                                                           Mr. Hawkes is an
                                                           interested person
                                                           because of his
                                                           positions with BMR,
                                                           EVM, EVC and EV, which
                                                           are affiliates of the
                                                           Fund and the Portfolio.
----------------------------------------------------------------------------------------------------------------------------------

NONINTERESTED TRUSTEE(S)

                        POSITION(S)                                                 NUMBER OF PORTFOLIOS
                         WITH THE                                                     IN FUND COMPLEX
  NAME AND DATE OF       TRUST AND     TERM OF OFFICE AND  PRINCIPAL OCCUPATION(S)      OVERSEEN BY
       BIRTH           THE PORTFOLIO   LENGTH OF SERVICE   DURING PAST FIVE YEARS        TRUSTEE(1)       OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------------------
Donald R. Dwight          Trustee       Trustee of the     President of Dwight              190           Trustee/Director of the
3/26/31                                Trust since 1989;   Partners, Inc.                                  Royce Funds (mutual
                                       of the Portfolio    (corporate relations                           funds) consisting of 17
                                          since 2000       and communications                                   portfolios
                                                           company).
Samuel L. Hayes, III      Trustee       Trustee of the     Jacob H. Schiff                  190           Director of Tiffany &
2/23/35                                Trust since 1989;   Professor of Investment                        Co. (specialty retailer)
                                       of the Portfolio    Banking Emeritus,                               and of Telect, Inc.
                                          since 2000       Harvard University                               (telecommunication
                                                           Graduate School of                               services company)
                                                           Business
                                                           Administration.
Norton H. Reamer          Trustee       Trustee of the     President, Unicorn               190                    None
9/21/35                                Trust since 1989;   Corporation (an
                                       of the Portfolio    investment and
                                          since 2000       financial advisory
                                                           services company)
                                                           (since September 2000).
                                                           Chairman, Hellman,
                                                           Jordan Management
                                                           Co., Inc. (an
                                                           investment management
                                                           company) (since
                                                           November 2000).
                                                           Advisory Director of
                                                           Berkshire Capital
                                                           Corporation (investment
                                                           banking firm) (since
                                                           June 2002). Formerly,
                                                           Chairman of the Board,
                                                           United Asset Management
                                                           Corporation (a holding
                                                           company owning
                                                           institutional
                                                           investment management
                                                           firms) and Chairman,
                                                           President and Director,
                                                           UAM Funds (mutual
                                                           funds).
Lynn A. Stout             Trustee       Trustee of the     Professor of Law,                185                    None
9/14/57                                Trust since 1998;   University of
                                       of the Portfolio    California at Los
                                          since 2000       Angeles School of Law
                                                           (since July 2001).
                                                           Formerly, Professor of
                                                           Law, Georgetown
                                                           University Law Center
Jack L. Treynor           Trustee       Trustee of the     Investment Adviser and           170                    None
2/21/30                                Trust since 1989;   Consultant.
                                       of the Portfolio
                                          since 2000
----------------------------------------------------------------------------------------------------------------------------------

EATON VANCE SMALL-CAP GROWTH FUND AS OF DECEMBER 31, 2002

MANAGEMENT AND ORGANIZATION CONT'D

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                              POSITION(S)
                                WITH THE
      NAME AND DATE OF         TRUST AND       TERM OF OFFICE AND             PRINCIPAL OCCUPATION(S)
            BIRTH            THE PORTFOLIO     LENGTH OF SERVICE               DURING PAST FIVE YEARS
  ------------------------------------------------------------------------------------------------------------
  Thomas E. Faust Jr.         President of         Since 2002         Executive Vice President of EVM, BMR,
  5/31/58                      the Trust                              EVC, and EV; Chief Investment Officer of
                                                                      EVM and BMR and Director of EVC. Chief
                                                                      Executive Officer of Belair Capital Fund
                                                                      LLC, Belcrest Capital Fund LLC, Belmar
                                                                      Capital Fund LLC and Belport Capital
                                                                      Fund LLC (private investment companies
                                                                      sponsored by EVM). Officer of 50
                                                                      registered investment companies managed
                                                                      by EVM or BMR.
  Duke E. Laflamme 7/8/69    Vice President        Since 2001         Vice President of EVM and BMR. Officer
                              of the Trust                            of 12 registered investment companies
                                                                      managed by EVM or BMR.
  Thomas H. Luster 4/8/62    Vice President        Since 2002         Vice President of EVM and BMR. Officer
                              of the Trust                            of 14 registered investment companies
                                                                      managed by EVM and BMR.
  Duncan W. Richardson        President of         Since 2002         Senior Vice President and Chief Equity
  10/26/57                   the Portfolio                            Investment Officer of EVM and BMR.
                                                                      Officer of 40 registered investment
                                                                      companies managed by EVM or BMR.
  Edward E. Smiley, Jr.      Vice President  Vice President of the    Vice President of EVM and BMR. Officer
  10/5/44                                     Trust since 1996; of    of 36 registered investment companies
                                              the Portfolio since     managed by EVM or BMR.
                                                      2000
  Alan R. Dynner 10/10/40      Secretary     Secretary of the Trust   Vice President, Secretary and Chief
                                               since 1997; of the     Legal Officer of BMR, EVM, EVD, EV and
                                              Portfolio since 2000    EVC. Officer of 190 registered
                                                                      investment companies managed by EVM or
                                                                      BMR.
  William J. Austin, Jr.      Treasurer of       Since 2002(2)        Assistant Vice President of EVM and BMR.
  12/27/51                   the Portfolio                            Officer of 59 registered investment
                                                                      companies managed by EVM or BMR.
  James L. O'Connor 4/1/45    Treasurer of         Since 1989         Vice President of BMR, EVM and EVD.
                                 Trust                                Officer of 112 registered investment
                                                                      companies managed by EVM or BMR.

 (1)  Includes both master and feeder funds in a master-feeder structure.
 (2)  Prior to 2002, Mr. Austin served as Assistant Treasurer since 2000.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge by calling 1-800-225-6265.

INVESTMENT ADVISER OF SMALL-CAP GROWTH PORTFOLIO
BOSTON MANAGEMENT AND RESEARCH
THE EATON VANCE BUILDING
255 STATE STREET
BOSTON, MA 02109

ADMINISTRATOR OF EATON VANCE SMALL-CAP GROWTH FUND
EATON VANCE MANAGEMENT
THE EATON VANCE BUILDING
255 STATE STREET
BOSTON, MA 02109

PRINCIPAL UNDERWRITER
EATON VANCE DISTRIBUTORS, INC.
THE EATON VANCE BUILDING
255 STATE STREET
BOSTON, MA 02109
(617) 482-8260

CUSTODIAN
INVESTORS BANK & TRUST COMPANY
200 CLARENDON STREET
BOSTON, MA 02116

TRANSFER AGENT
PFPC INC.
ATTN: EATON VANCE FUNDS
P.O. BOX 9653
PROVIDENCE, RI 02940-9653
(800) 262-1122

INDEPENDENT ACCOUNTANTS
PRICEWATERHOUSECOOPERS LLP
160 FEDERAL STREET
BOSTON, MA 02110

                                 EATON VANCE FUNDS
                              EATON VANCE MANAGEMENT
                          BOSTON MANAGEMENT AND RESEARCH
                          EATON VANCE DISTRIBUTORS, INC.

                                 PRIVACY NOTICE

  The Eaton Vance organization is committed to ensuring your financial privacy. This notice is being sent to comply with privacy regulations of the Securities and Exchange Commission. Each of the above financial institutions has in effect the following policy with respect to nonpublic personal information about its customers:

- Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected.

- None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account).

- Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.


For more information about Eaton Vance's privacy policies, call: 1-800-262-1122



EATON VANCE SMALL-CAP GROWTH FUND
THE EATON VANCE BUILDING
255 STATE STREET
BOSTON, MA 02109


This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its distribution plan, sales charges and expenses. Please read the prospectus carefully before you invest or send money.

164-2/03                                                                 SCGSRC